UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 19, 2010

8888 ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52251	59-2340247
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

211 West Wall Street
Midland, TX 79701
(Address of principal executive offices)

(432) 682-1761
(Registrant's telephone number, including area code)

_________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[    ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[    ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.         Other Events.

On October 19, 2010, 8888 Acquisition Corporation (the “Company”) issued a press release announcing that it had successfully closed a share exchange transaction with Cheng Chang Shoes Industry Company Limited, a Hong Kong company, and a private placement transaction with an accredited investor. A copy of this press release is attached hereto as Exhibit 99.1. The Company intends to file a current report on 8-K disclosing the material terms of these transactions within four business days.

Item 9.01.         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
99.1	Press Release, dated October 19, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2010

8888 ACQUISITION CORPORATION

/s/ Guoqing Zhuang
Guoqing Zhuang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 19, 2010.